UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 22, 2005

(Date of earliest event reported)

CELLCO PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	333-92214	22-3372889
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Washington Valley Road Bedminster, NJ	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 306-7000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Verizon Communications Inc. (Verizon) reported in its Form 10-Q filing for the quarterly period ended September 30, 2004 that, effective January 1, 2005, Verizon would begin evaluating its wireless licenses for potential impairment using a direct value methodology, rather than the residual method, which had been used prior to January 1, 2005. Verizon initiated this change in accordance with a Securities and Exchange Commission Staff Announcement, “Use of the Residual Method to Value Acquired Assets Other Than Goodwill.” The valuation and analyses prepared in connection with the adoption of a direct value method effective January 1, 2005 resulted in no adjustment to the carrying value of Verizon’s wireless licenses, and accordingly, had no effect on our results of operations and financial position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELLCO PARTNERSHIP

Date: February 22, 2005	By:	/s/ Michael T. Stefanski
Michael T. Stefanski
Vice President and Controller